UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive Cranberry Township, PA		16066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously reported, at the Annual Meeting of shareholders on May 11, 2011, an advisory (non-binding) vote was taken on the frequency of future advisory votes on the compensation of the Company’s named executive officers (referred to as “Say-on-Pay” votes). At the Annual Meeting, consistent with the recommendation of the Company’s Board of Directors, the Company’s shareholders cast the highest number of votes in favor of holding future Say-on-Pay votes on an annual basis.

On August 25, 2011, after consideration of these voting results, the Board of Directors determined that the Company will hold future Say-on-Pay votes on an annual basis until: (1) the next shareholder advisory vote on the frequency of future Say-on-Pay votes; or (2) the Board otherwise determines that a different frequency for such Say-on-Pay votes is in the best interests of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINE SAFETY APPLIANCE COMPANY

By:	/s/ Douglas K. McClaine
Douglas K. McClaine Vice President, General Counsel and Secretary

Date: August 25, 2011